FORM 6-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16 of
the Securities Exchange Act of 1934

January 3, 2007

Intesa Sanpaolo S.p.A.
(formerly known as Banca Intesa S.p.A.)

(Exact name of registrant as specified in its charter)

Piazza San Carlo 156
10121 Turin, Italy

 (Address of principal executive offices)

Copies to:

Michael S. Immordino

Latham & Watkins

99 Bishopsgate

London EC2M 3XF

United Kingdom

Tel: +44-20-77101076

Indicate by check mark whether the registrant files or will file annual reports under cover Form  20-F or Form 40-F.

Form 20-F ☒  Form 40-F ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1):   ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):   ☐

Indicate by check mark whether the registrant by furnishing the information contained in this form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes ☐   No ☒

If “Yes” is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-

I. PURPOSE OF FILING:

Intesa Sanpaolo S.p.A. (formerly known as Banca Intesa S.p.A), a company organized under the laws of Italy (“Intesa”), is submitting this Form 6-K to establish itself, pursuant to Rule 12g-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), as the successor issuer to Sanpaolo IMI S.p.A., a company organized under the laws of Italy (“Sanpaolo IMI”).

II. BACKGROUND AND SUCCESSION PURSUANT TO RULE 12g–3:

With legal effect from January 1, 2007, Sanpaolo IMI was merged with and into Intesa pursuant to a statutory merger (the “Merger”) approved by the Board of Directors and shareholders of each of Intesa and Sanpaolo IMI.

In connection with the Merger, the holders of the issued ordinary shares and preferred shares of Sanpaolo IMI received 3.115 ordinary shares of Intesa for each ordinary share and each preferred share of Sanpaolo IMI held by them (the “Exchange Ratio”).

In connection with the Merger, Intesa has established an American Depositary Receipt (“ADR”) program.  Pursuant to the Merger, the ordinary shares underlying the American Depositary Shares of Sanpaolo IMI (the “Sanpaolo IMI ADSs”) were exchanged for ordinary shares of Intesa represented by American Depositary Shares (the “Intesa ADSs”) based upon the Exchange Ratio.  Each Intesa ADS represents six ordinary shares of Intesa.

The ordinary shares of Sanpaolo IMI (the “Sanpaolo IMI Shares”) and the Sanpaolo IMI ADSs were registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Exchange Act. Prior to the effectiveness of the Merger, the ordinary shares of Intesa (the “Intesa Shares”) were not registered under Section 12 of the Securities Act of 1933 in reliance on the exemption provided by Rule 12g3-2(b) of the Exchange Act. Upon the legal effectiveness of the Merger, the ordinary shares of Intesa and the Intesa ADSs are deemed registered under Section 12 of the Exchange Act pursuant to Rule 12g-3(a) of the Exchange Act.  Rule 12g-3(a) provides that securities of an issuer that are not already registered will be deemed registered under Section 12 of the Act when in connection with a merger such securities are issued to the holders of any class of securities of another issuer registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act. The Intesa Shares and Intesa ADSs are deemed registered under Section 12(b) of the Exchange Act because the Sanpaolo IMI Shares and Sanpaolo IMI ADSs were registered under the same paragraph of Section 12. However, neither the Intesa Shares nor the Intesa ADSs will be listed on any national stock exchange.  The Intesa Shares and Intesa ADSs will therefore be registered under Section 12(g) of the Exchange Act. This current report constitutes Intesa’s assumption of filing obligations under Section 13 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Intesa Sanpaolo S.p.A.

By:	/s/ Corrado Passera
Name: Corrado Passera
Title: Chief Executive Officer

Date: January 3, 2007